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                                                                   EXHIBIT 10.20

                             MKS INSTRUMENTS, INC.

                                SECOND AMENDMENT

                  TO FIRST AMENDED AND RESTATED LOAN AGREEMENT

     This Second Amendment (the "Amendment") dated as of January 1, 2001 concerns the First Amended and Restated Loan Agreement dated as of January 1, 2000 (as amended, the "Loan Agreement"), among MKS Instruments, Inc. (the "Borrower"), Fleet National Bank (f/k/a BankBoston, N.A., "Fleet"), The Chase Manhattan Bank ("Chase"; hereinafter Fleet and Chase may be referred to individually as a "Lender" or collectively as the "Lenders"), and Fleet in its capacity as agent for the Lenders (in such capacity, together with any successor agent, the "Agent"). Capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Loan Agreement.

     WHEREAS, the Borrower's ability to borrow under the Loan Agreement terminated as of December 31, 2000; and

     WHEREAS, the Lenders are willing, on the terms, subject to the conditions and to the extent set forth below, to extend the Borrower's ability to borrow under the Loan Agreement;

     NOW, THEREFORE, the Lenders and the Borrower agree as follows:

     Section 1. AMENDMENT OF THE LOAN AGREEMENT.

     (A) The definitions of the following terms set forth in Section 1.1 of the Loan Agreement are hereby amended and restated as follows:

     "REVOLVER TERMINATION DATE" shall mean April 30, 2001.

     "TOTAL REVOLVING CREDIT COMMITMENT" shall mean a principal amount equal to $40,000,000.

     (B) Section 3.1.1 of the Loan Agreement is hereby amended by deleting the reference therein to "$30,000,000" and replacing it with "the Total Revolving Credit Commitment".

     (C) Section 7.1(b) of the Loan Agreement is hereby amended and restated as follows:

          (b) MERGERS, ETC. Neither the Borrower nor any Subsidiary will consolidate with or merge into any other Person or permit any other Person to consolidate with or merge into it, or acquire all or substantially all of the capital stock or assets of any Person, or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets to any Person, except that

               (1) a Subsidiary may consolidate with or merge into the Borrower or another Subsidiary; and




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               (2) the Borrower or any of its Subsidiaries may acquire all or substantially all of the capital stock or assets of any Person or consolidate or merge with any Person provided (i) such Person is engaged in a line of business substantially similar to one or more of Borrower's existing lines of business, (ii) the aggregate purchase price liability incurred in any calendar year, including all contingent liabilities, when aggregated with all such acquisitions and any Investments permitted under Section 7.4(2) in any calendar year shall not exceed 25% of Consolidated Tangible Net Worth as of the end of the most recent fiscal quarter or, if 80% or more of the purchase price is paid in capital stock of the Borrower, 50% of Consolidated Tangible Net Worth as of the end of the most recent fiscal quarter and
          (iii) based on a pro forma calculation of the ratios set forth in
          Section 7.7 as of the date such acquisition is closed, assuming consolidation of the acquired business with the Borrower for the four full fiscal quarters ended immediately preceding such closing and pro forma debt and debt service payments based on scheduled principal payments, including acquisition borrowings, if any, and pro forma interest on total debt, at then prevailing borrowing rates, Borrower is in compliance with the financial covenants set forth in Section 7.7.

     (D) Exhibit A of the Loan Agreement is hereby amended and restated in the form attached hereto.

     Section 2. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants as follows:

          (a) The execution and delivery of this Amendment and the performance of this Amendment, the Loan Agreement as amended hereby and each of the other Loan Documents, and the transactions contemplated hereby and thereby, have been authorized by all necessary corporate actions of the Borrower. This Amendment, the Loan Agreement as amended hereby and each of the other Loan Documents constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

          (b) The Borrower has all requisite corporate power and authority to execute, deliver and perform its obligations under this Amendment, the Loan Agreement as amended hereby and each of the other Loan Documents. Neither the authorization, execution, delivery or performance by the Borrower of this Amendment nor the performance of the Loan Agreement as amended hereby or any other Loan Document nor the performance of the transactions contemplated hereby or thereby violates or will violate any provision of the corporate charter or by-laws of the Borrower, or does or will, with the passage of time or the giving of notice or both, result in a breach of or a default under, or require any consent under or result in the creation of any lien, charge or encumbrance upon any property or assets of the Borrower pursuant to, any material instrument, agreement or other document to which the Borrower is a party or by which the Borrower or any of its properties may be bound or affected.



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          (c) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Loan Agreement as amended hereby and the Loan Documents do not and will not violate any provision of law or regulation applicable to the Borrower, or any writ, order or decree of any court or governmental or regulatory authority or agency applicable to the Borrower.

     Section 3. LOAN DOCUMENTS. This Amendment shall be a Loan Document for all purposes.

     Section 4. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is conditioned on the following:

          (a) The Borrower and the Lenders shall each have executed and delivered a counterpart of this Amendment;

          (b) The representations and warranties contained in Article IV of the Loan Agreement shall be true and correct in all material respects as of the date hereof as though made on and as of the date hereof;

          (c) No Default or Event of Default under the Loan Agreement shall have occurred and be continuing;

          (d) The conditions set forth in Section 5.1(b) - (e) of the Loan Agreement shall have been met as of the date hereof, provided that for purposes thereof and Section 4.5 of the Loan Agreement, the "Balance Sheet Date" shall mean September 30, 2000 and the financial statements referred to therein shall mean the unaudited statements for the period ended September 30, 2000, that have been furnished to the Lender.

          (e) The Borrower shall have paid Fleet and Chase commitment fees of $37,500 and $25,000, respectively.

     Section 5. MISCELLANEOUS.

          (a) On and after the date hereof, each reference in the Loan Agreement to "this Agreement" or words of like import shall mean and be deemed to be a reference to the Loan Agreement as amended hereby.

          (b) Except as amended and modified hereby, the Loan Agreement is in all respects ratified and confirmed as of the date hereof, and the terms, covenants and agreements therein shall remain in full force and effect.

          (c) This Amendment and the modifications to the Loan Agreement set forth herein shall be deemed to be a document executed under seal and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

          (d) This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.



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     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date and the year first above written.


                                     MKS INSTRUMENTS, INC.


                                     By: /s/ William P. Donlan
                                        -----------------------------
                                     Title: Treasurer
                                            -------------------------

                                     FLEET NATIONAL BANK


                                     By: /s/ Daniel G. Head, Jr.
                                        -----------------------------
                                     Title: Director
                                            -------------------------

                                     THE CHASE MANHATTAN BANK


                                     By: /s/ A. Neil Sweeny
                                        -----------------------------
                                     Title: Vice President
                                           --------------------------

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                                    EXHIBIT A

                              Revolving Credit           Applicable Commitment
Lender                          Commitment                   Percentage
------                        ----------------           ---------------------

Fleet National Bank             $24,000,000                      60%

The Chase                       $16,000,000                      40%
Manhattan Bank



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                              REVOLVING CREDIT NOTE

$24,000,000                                                Boston, Massachusetts

                                                                 January 1, 2001

     FOR VALUE RECEIVED, MKS INSTRUMENTS, INC., a Massachusetts corporation having its principal place of business located in Andover, Massachusetts (the "Borrower"), hereby promises to pay to the order of FLEET NATIONAL BANK (the "Lender"), in its individual capacity, at the office of FLEET NATIONAL BANK, as agent for the Lender (the "Agent"), located at 100 Federal Street, Boston, Massachusetts (or at such other place or places as the Agent may designate in writing) at the times set forth in the First Amended and Restated Loan Agreement dated as of January 1, 2000, as amended now or hereafter, among the Borrower, the financial institutions party thereto (collectively, the "Lenders") and the Agent (the "Agreement" -- all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), in lawful money of the United States of America, in immediately available funds, the principal amount of TWENTY-FOUR MILLION DOLLARS ($24,000,000) or, if less than such principal amount, the aggregate unpaid principal amount of all Advances made by the Lender to the Borrower pursuant to the Agreement, on the Revolver Termination Date or such earlier date as may be required pursuant to the terms of the Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in the Agreement. All or any portion of the principal amount of Advances may be prepaid as provided in the Agreement.

     If payment of all sums due hereunder is accelerated under the terms of the Agreement or under the terms of the other Loan Documents executed in connection with the Agreement, the then remaining principal amount and accrued but unpaid interest shall bear interest, which shall be payable on demand, at the rate per annum set forth in Section 2.4.2 of the Agreement. Further, in the event of such acceleration, this Revolving Credit Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

     In the event this Revolving Credit Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees, and interest thereon at the rates set forth above.

     Interest hereunder shall be computed as provided in the Agreement.

     This Revolving Credit Note is one of the Revolving Credit Notes referred to in the Agreement and is issued pursuant to and entitled to the benefits of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Advances evidenced hereby were or are made and are to be repaid. This Revolving Credit Note is subject to certain restrictions on transfer or assignment as provided in the Agreement. This Revolving Credit Note is issued in replacement of the Revolving Credit Note dated January 1, 2000 (the "2000 Note") issued to the Lender in the principal amount of $18,000,000 in connection with the amendment of the First Amended and Restated Loan Agreement dated as of



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January 1, 2000, and the Borrower remains liable for any interest or fees under the 2000 Note unpaid as of the date hereof.

     No delay or omission on the part of the Lender in exercising any right hereunder shall operate as a waiver of such right or of any other right of the Lender, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. Every maker, endorser and guarantor of this Revolving Credit Note or the obligations represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Revolving Credit Note, assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

     IN WITNESS WHEREOF, the Borrower has caused this Revolving Credit Note to be made, executed and delivered by its duly authorized representative under seal as of the date and year first above written.

                                        MKS INSTRUMENTS, INC.

WITNESS:

 /s/ David T. Joyce                     By: /s/ William P. Donlan
------------------------                   --------------------------
                                        Name: William P. Donlan
                                              -----------------------
                                        Title: Treasurer
                                               ----------------------



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                             REVOLVING CREDIT NOTE

$16,000,000                                                Boston, Massachusetts

                                                                 January 1, 2001

     FOR VALUE RECEIVED, MKS INSTRUMENTS, INC., a Massachusetts corporation having its principal place of business located in Andover, Massachusetts (the "Borrower"), hereby promises to pay to the order of THE CHASE MANHATTAN BANK (the "Lender"), in its individual capacity, at the office of FLEET NATIONAL BANK, as agent for the Lender (the "Agent"), located at 100 Federal Street, Boston, Massachusetts (or at such other place or places as the Agent may designate in writing) at the times set forth in the First Amended and Restated Loan Agreement dated as of January 1, 2000, as amended now or hereafter, among the Borrower, the financial institutions party thereto (collectively, the "Lenders") and the Agent (the "Agreement"-- all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), in lawful money of the United States of America, in immediately available funds, the principal amount of SIXTEEN MILLION DOLLARS ($16,000,000) or, if less than such principal amount, the aggregate unpaid principal amount of all Advances made by the Lender to the Borrower pursuant to the Agreement, on the Revolver Termination Date or such earlier date as may be required pursuant to the terms of the Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in the Agreement. All or any portion of the principal amount of Advances may be prepaid as provided in the Agreement.

     If payment of all sums due hereunder is accelerated under the terms of the Agreement or under the terms of the other Loan Documents executed in connection with the Agreement, the then remaining principal amount and accrued but unpaid interest shall bear interest, which shall be payable on demand, at the rate per annum set forth in Section 2.4.2 of the Agreement. Further, in the event of such acceleration, this Revolving Credit Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

     In the event this Revolving Credit Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees, and interest thereon at the rates set forth above.

     Interest hereunder shall be computed as provided in the Agreement.

     This Revolving Credit Note is one of the Revolving Credit Notes referred to in the Agreement and is issued pursuant to and entitled to the benefits of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Advances evidenced hereby were or are made and are to be repaid. This Revolving Credit Note is subject to certain restrictions on transfer or assignment as provided in the Agreement. This Revolving Credit Note is issued in replacement of the Revolving Credit Note dated January 1, 2000 (the "2000 Note") issued to the Lender in the principal amount of $12,000,000 in connection with the amendment and restatement of the First Amended and Restated Loan




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Agreement dated as of January 1, 2000, and the Borrower remains liable for any interest or fees under the 2000 Note unpaid as of the date hereof.

     No delay or omission on the part of the Lender in exercising any right hereunder shall operate as a waiver of such right or of any other right of the Lender, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. Every maker, endorser and guarantor of this Revolving Credit Note or the obligations represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Revolving Credit Note, assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

     IN WITNESS WHEREOF, the Borrower has caused this Revolving Credit Note to be made, executed and delivered by its duly authorized representative under seal as of the date and year first above written.

                                        MKS INSTRUMENTS, INC.

WITNESS:

David T. Joyce                          By: /s/ William P. Donlan
------------------------                   --------------------------
                                        Name: William P. Donlan
                                              -----------------------
                                        Title: Treasurer
                                               ----------------------



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